UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

Allena Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38268	45-2729920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142-F North Road Suite 150
Sudbury, Massachusetts		01776
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 467-4577

Newton Executive Park, Suite 202
Newton, Massachusetts 02462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALNA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on August 25, 2021, Allena Pharmaceuticals, Inc. (the “Company” or “Allena”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business day period between July 14, 2021 through August 24, 2021, its common stock had not maintained a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”) required for continued listing on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5550(a)(2).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until February 21, 2022, to regain compliance with the Minimum Bid Price Requirement. On February 22, 2022 the Company applied to transfer its securities to The Nasdaq Capital Market and requested a second 180-day period to regain compliance with the Minimum Bid Price Requirement. On February 24, 2022, Nasdaq approved the Company’s request for a second 180-day period, or until August 22, 2022, to regain compliance with the Minimum Bid Price Requirement.

On August 23, 2022, the Company received a letter from the Staff indicating that (i) the Company has not regained compliance with the Minimum Bid Price Requirement, and (ii) failure to regain compliance with the Minimum Bid Price Requirement serves as a basis for delisting the Company’s securities from The Nasdaq Capital Market unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the "Panel"). In the event the Company elects not to request a hearing, trading of the Company’s common stock will be suspended at the opening of business on September 1, 2022 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company has until 4:00 p.m. Eastern Time on August 30, 2022 to request a hearing before the Panel at which hearing it can request continued listing pending its return to compliance with the Minimum Bid Price Requirement. Additionally, in order to be ultimately eligible for continued listing on The Nasdaq Capital Market, the Company would need to meet all other requirements for continued listing on The Nasdaq Capital Market. Any such hearing request would stay the suspension of trading and delisting of the Company’s common stock pending the conclusion of the hearing process and the expiration of any additional extension period granted by the Panel following the hearing. The Company is considering whether to request a hearing while it evaluates all of its available strategic alternatives, including a potential bankruptcy filing.

On August 4, 2022, the Company received stockholder approval to effect a reverse stock split, to be effected at the discretion of the Company’s board of directors at any time prior to December 31, 2022. The Company has delayed implementing the reverse stock split while it evaluates all of its available strategic alternatives, including a potential bankruptcy filing. If implemented, the Company expects that the reverse stock split, once effective, could enable the Company to regain compliance with the Minimum Bid Price Requirement. However, the Company may fail to meet other requirements for continued listing on the Nasdaq Capital Market. The outcome of any Panel hearing, if requested, is uncertain.

Forward-Looking Statements

This Current Report on Form 8-K release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements concerning Allena’s ability to request a hearing before a Nasdaq Hearing Panel, and the outcome of any such hearing, Allena’s ability to implement the reverse stock split and satisfy the Minimum Bid Price Requirement and Allena’s ability to meet other requirements for continued listing on The Nasdaq Stock Market. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Additional risks and uncertainties include, but are not limited to: market and other conditions, the timing for completion of Allena’s clinical trials of its product candidates, risks associated with obtaining, maintaining and protecting intellectual property; risks associated with Allena’s ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties; the risk of competition from other companies developing products for similar uses; risks associated with Allena’s financial condition and its need to obtain additional funding to support its business activities, including the future clinical development of ALLN-346, and its ability to continue as a going concern; risks associated with Allena’s dependence on third parties; risks related to the COVID-19 coronavirus; risks associated with Allena’s ability to identify and consummate financing and strategic alternatives that yield additional value for shareholders; the timing, benefits and outcome of Allena’s strategic alternatives review process, including the determination of whether or not to pursue or consummate any strategic alternative, the structure, terms and specific risks and uncertainties associated with any potential strategic transaction, potential disruptions in Allena’s business and stock price as a result of its exploration, review and pursuit of strategic alternatives or the public announcement thereof and any decision or transaction resulting from such review. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Allena’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Allena’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as well as discussions of potential risks, uncertainties and other important factors in Allena’s subsequent filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of the release, and Allena undertakes no duty to update this information unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Allena Pharmaceuticals, Inc.

Date:	August 24, 2022	By:	/s/ Richard Katz
Richard Katz, M.D. Chief Financial Officer